Exhibit 99.2

The	Supplementary	June 30, 2008
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
JUNE 30, 2008

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	June 30	Dec. 31
	2008	2007
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$2,677	$1,839
Fixed Maturities
Tax Exempt	18,258	18,559
Taxable	15,673	15,312
Equity Securities	1,996	2,320
Other Invested Assets	2,154	2,051

Total Invested Assets	$40,758	$40,081

Capitalization
Long Term Debt	$4,435	$3,460
Shareholders’ Equity	14,133	14,445

Total Capitalization	$18,568	$17,905

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	23.9%	19.3%

Actual Common Shares Outstanding	360.6	374.6

Book Value Per Common Share	$39.19	$38.56

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$39.29	$37.87

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second	Six	From
	Quarter	Months	December 2005
	2008	2008	to June 30, 2008

Cost of Shares Repurchased	$281	$863	$4,439

Average Cost Per Share	$51.40	$51.38	$51.21

Shares Repurchased	5,477,480	16,797,464	86,684,794
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under the 2005 share repurchase authorization.
In December 2006, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. No shares remain under the 2006 share repurchase authorization.
In December 2007, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of June 30, 2008, 9,315,206 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	June 30	Dec. 31	June 30	Dec. 31
	2008	2007	2008	2007
	(in millions)

Short Term Investments	$1,696	$934	$1,696	$934

Taxable Fixed Maturities	1,007	1,050	997	1,045

Equity Securities	262	289	344	478

TOTAL	$2,965	$2,273	$3,037	$2,457

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	June 30	Dec. 31	June 30	Dec. 31
	2008	2007	2008	2007
		(in millions)

Short Term Investments	$981	$905	$981	$905

Fixed Maturities

Tax Exempt	18,183	18,208	18,258	18,559

Taxable	14,796	14,216	14,676	14,267

Equity Securities	1,583	1,618	1,652	1,842

Other Invested Assets	2,154	2,051	2,154	2,051

TOTAL	$37,697	$36,998	$37,721	$37,624

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets, which include private equity limited partnerships, are carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended June 30
	Second Quarter		Six Months
	2008	2007	2008	2007
	(in millions)

CORPORATE INVESTMENT INCOME	$13	$22	$26	$36

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$184	$182	$369	$360
Taxable Interest	127	115	254	233
Other	21	20	41	36
Investment Expenses	(5)	(4)	(10)	(11)

TOTAL	$327	$313	$654	$618

Effective Tax Rate	20.2%	19.7%	20.2%	19.8%

After-Tax Annualized Yield	3.48%	3.46%	3.49%	3.45%
After-tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	June 30	Dec. 31	June 30
	2008	2007	2007
	(in millions)

Estimated Statutory Policyholders’ Surplus	$13,250	$12,998	$12,250

Rolling Year Statutory Net Premiums Written	$11,901	$11,829	$11,873

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.90:1	0.91:1	0.97:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
SIX MONTHS ENDED JUNE 30, 2008

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	6/30/08	12/31/07	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$412	$411	$1	$—	$1
Homeowners	707	705	2	9	(7)
Other	792	748	44	35	9

Total Personal	1,911	1,864	47	44	3

Commercial Insurance
Multiple Peril	1,607	1,619	(12)	46	(58)
Casualty	5,739	5,540	199	254	(55)
Workers’ Compensation	1,952	1,910	42	39	3
Property and Marine	841	677	164	79	85

Total Commercial	10,139	9,746	393	418	(25)

Specialty Insurance
Professional Liability	7,635	7,526	109	195	(86)
Surety	129	71	58	(1)	59

Total Specialty	7,764	7,597	167	194	(27)

Total Insurance	19,814	19,207	607	656	(49)

Reinsurance Assumed	1,023	1,109	(86)	(56)	(30)

Total	$20,837	$20,316	$521	$600	$(79)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$303	$311	$1,213	$1,174	$376	$330	$1,892	$1,815
Increase (Decrease) in Unearned Premiums	(8)	(18)	(9)	15	22	21	5	18

Net Premiums Earned	311	329	1,222	1,159	354	309	1,887	1,797

Net Losses Paid	188	206	548	529	186	138	922	873
Increase (Decrease) in Outstanding Losses	1	(8)	2	—	44	52	47	44

Net Losses Incurred	189	198	550	529	230	190	969	917

Expenses Incurred	88	89	393	373	123	105	604	567

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$34	$42	$279	$257	$1	$14	$314	$313

Ratios After Dividends to Policyholders:

Loss	60.8%	60.2%	45.0%	45.6%	65.0%	61.5%	51.4%	51.1%
Expense	29.0	28.6	32.4	31.8	32.7	31.8	31.9	31.2

Combined	89.8%	88.8%	77.4%	77.4%	97.7%	93.3%	83.3%	82.3%

Premiums Written as a % of Total	5.1%	5.2%	20.3%	19.8%	6.3%	5.6%	31.7%	30.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$607	$613	$896	$897	$461	$481	$677	$626	$2,641	$2,617
Increase (Decrease) in Unearned Premiums	(21)	(20)	32	33	21	23	61	23	93	59

Net Premiums Earned	628	633	864	864	440	458	616	603	2,548	2,558

Net Losses Paid	284	300	357	386	199	173	286	280	1,126	1,139
Increase (Decrease) in Outstanding Losses	(12)	15	199	179	42	63	164	39	393	296

Net Losses Incurred	272	315	556	565	241	236	450	319	1,519	1,435

Expenses Incurred	216	216	249	251	103	105	232	222	800	794

Dividends Incurred	—	—	—	—	17	7	—	—	17	7

Statutory Underwriting Income (Loss)	$140	$102	$59	$48	$79	$110	$(66)	$62	$212	$322

Ratios After Dividends to Policyholders:

Loss	43.3%	49.8%	64.3%	65.4%	57.0%	52.3%	73.0%	52.9%	60.0%	56.3%
Expense	35.6	35.2	27.8	28.0	23.2	22.2	34.3	35.5	30.5	30.4

Combined	78.9%	85.0%	92.1%	93.4%	80.2%	74.5%	107.3%	88.4%	90.5%	86.7%

Premiums Written as a% of Total	10.1%	10.3%	15.0%	15.1%	7.7%	8.2%	11.3%	10.6%	44.1%	44.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$1,230	$1,246	$184	$178	$1,414	$1,424
Increase (Decrease) in Unearned Premiums	(88)	(74)	14	24	(74)	(50)

Net Premiums Earned	1,318	1,320	170	154	1,488	1,474

Net Losses Paid	654	636	26	5	680	641
Increase (Decrease) in Outstanding Losses	109	149	58	(1)	167	148

Net Losses Incurred	763	785	84	4	847	789

Expenses Incurred	319	315	58	52	377	367

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$236	$220	$27	$97	$263	$317

Ratios After Dividends to Policyholders:

Loss	57.9%	59.5%	49.7%	2.6%	56.9%	53.6%
Expense	25.9	25.3	31.7	29.4	26.7	25.8

Combined	83.8%	84.8%	81.4%	32.0%	83.6%	79.4%

Premiums Written as a % of Total	20.5%	21.0%	3.1%	3.0%	23.6%	24.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$5,947	$5,856	$36	$69	$5,983	$5,925
Increase (Decrease) in Unearned Premiums	24	27	(3)	(51)	21	(24)

Net Premiums Earned	5,923	5,829	39	120	5,962	5,949

Net Losses Paid	2,728	2,653	84	126	2,812	2,779
Increase (Decrease) in Outstanding Losses	607	488	(86)	(115)	521	373

Net Losses Incurred	3,335	3,141	(2)	11	3,333	3,152

Expenses Incurred	1,781	1,728	17	47	1,798	1,775

Dividends Incurred	18	8	—	—	18	8

Statutory Underwriting Income (Loss)	$789	$952	$24	$62	813	1,014

Increase in Deferred Acquisition Costs					36	53

GAAP Underwriting Income					$849	$1,067

Ratios After Dividends to Policyholders:

Loss	56.5%	54.0%	* %	* %	56.1%	53.1%
Expense	30.0	29.5	*	*	30.1	30.0

Combined	86.5%	83.5%	* %	* %	86.2%	83.1%

Premiums Written as a % of Total	99.4%	98.8%	0.6%	1.2%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$4,479	$4,592	$1,504	$1,333	$5,983	$5,925
Increase (Decrease) in Unearned Premiums	(43)	(76)	64	52	21	(24)

Net Premiums Earned	4,522	4,668	1,440	1,281	5,962	5,949

Net Losses Paid	2,305	2,339	507	440	2,812	2,779
Increase (Decrease) in Outstanding Losses	340	153	181	220	521	373

Net Losses Incurred	2,645	2,492	688	660	3,333	3,152

Expenses Incurred	1,262	1,307	536	468	1,798	1,775

Dividends Incurred	18	8	—	—	18	8

Statutory Underwriting Income (Loss)	$597	$861	$216	$153	813	1,014

Increase in Deferred Acquisition Costs					36	53

GAAP Underwriting Income					$849	$1,067

Ratios After Dividends to Policyholders:

Loss	58.7%	53.5%	47.8%	51.5%	56.1%	53.1%
Expense	28.3	28.5	35.6	35.1	30.1	30.0

Combined	87.0%	82.0%	83.4%	86.6%	86.2%	83.1%

Premiums Written as a % of Total	74.9%	77.5%	25.1%	22.5%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$161	$164	$674	$654	$180	$157	$1,015	$975
Increase (Decrease) in Unearned Premiums	6	—	61	70	1	2	68	72

Net Premiums Earned	155	164	613	584	179	155	947	903

Net Losses Paid	86	96	280	286	109	58	475	440
Increase (Decrease) in Outstanding Losses	5	(6)	(10)	23	12	35	7	52

Net Losses Incurred	91	90	270	309	121	93	482	492

Expenses Incurred	45	45	209	202	61	53	315	300

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$19	$29	$134	$73	$(3)	$9	$150	$111

Ratios After Dividends to Policyholders:

Loss	58.7%	54.9%	44.1%	52.9%	67.6%	60.0%	50.9%	54.5%
Expense	28.0	27.4	31.0	30.9	33.9	33.8	31.0	30.8

Combined	86.7%	82.3%	75.1%	83.8%	101.5%	93.8%	81.9%	85.3%

Premiums Written as a % of Total	5.3%	5.4%	22.1%	21.4%	5.9%	5.1%	33.3%	31.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$312	$306	$436	$456	$213	$224	$340	$325	$1,301	$1,311
Increase (Decrease) in Unearned Premiums	2	(7)	7	21	(10)	(6)	20	22	19	30

Net Premiums Earned	310	313	429	435	223	230	320	303	1,282	1,281

Net Losses Paid	146	140	229	156	101	87	139	135	615	518
Increase (Decrease) in Outstanding Losses	(9)	20	47	124	13	22	139	15	190	181

Net Losses Incurred	137	160	276	280	114	109	278	150	805	699

Expenses Incurred	110	109	120	128	50	53	114	111	394	401

Dividends Incurred	—	—	—	—	9	3	—	—	9	3

Statutory Underwriting Income (Loss)	$63	$44	$33	$27	$50	$65	$(72)	$42	$74	$178

Ratios After Dividends to Policyholders:

Loss	44.2%	51.1%	64.4%	64.4%	53.3%	48.0%	86.9%	49.5%	63.2%	54.7%
Expense	35.3	35.6	27.5	28.0	24.5	24.0	33.5	34.2	30.5	30.7

Combined	79.5%	86.7%	91.9%	92.4%	77.8%	72.0%	120.4%	83.7%	93.7%	85.4%

Premiums Written as a % of Total	10.2%	10.0%	14.3%	14.9%	7.0%	7.3%	11.2%	10.7%	42.7%	42.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$626	$649	$85	$94	$711	$743
Increase (Decrease) in Unearned Premiums	(24)	(8)	(3)	18	(27)	10

Net Premiums Earned	650	657	88	76	738	733

Net Losses Paid	352	282	14	4	366	286
Increase (Decrease) in Outstanding Losses	30	86	69	(1)	99	85

Net Losses Incurred	382	368	83	3	465	371

Expenses Incurred	158	159	29	27	187	186

Dividends Incurred	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$110	$130	$(24)	$46	$86	$176

Ratios After Dividends to Policyholders:

Loss	58.8%	56.0%	94.3%	4.0%	63.0%	50.6%
Expense	25.2	24.5	34.1	28.7	26.3	25.0

Combined	84.0%	80.5%	128.4%	32.7%	89.3%	75.6%

Premiums Written as a % of Total	20.5%	21.2%	2.8%	3.1%	23.3%	24.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$3,027	$3,029	$20	$29	$3,047	$3,058
Increase (Decrease) in Unearned Premiums	60	112	1	(18)	61	94

Net Premiums Earned	2,967	2,917	19	47	2,986	2,964

Net Losses Paid	1,456	1,244	52	75	1,508	1,319
Increase (Decrease) in Outstanding Losses	296	318	(55)	(65)	241	253

Net Losses Incurred	1,752	1,562	(3)	10	1,749	1,572

Expenses Incurred	896	887	8	18	904	905

Dividends Incurred	9	3	—	—	9	3

Statutory Underwriting Income (Loss)	$310	$465	$14	$19	324	484

Increase in Deferred Acquisition Costs					23	56

GAAP Underwriting Income					$347	$540

Ratios After Dividends to Policyholders:

Loss	59.2%	53.6%	* %	* %	58.7%	53.1%
Expense	29.7	29.3	*	*	29.8	29.6

Combined	88.9%	82.9%	* %	* %	88.5%	82.7%

Premiums Written as a % of Total	99.3%	99.1%	0.7%	0.9%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2008 AND 2007
(MILLIONS OF DOLLARS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,344	$2,426	$703	$632	$3,047	$3,058
Increase (Decrease) in Unearned Premiums	89	107	(28)	(13)	61	94

Net Premiums Earned	2,255	2,319	731	645	2,986	2,964

Net Losses Paid	1,165	1,172	343	147	1,508	1,319
Increase (Decrease) in Outstanding Losses	230	40	11	213	241	253

Net Losses Incurred	1,395	1,212	354	360	1,749	1,572

Expenses Incurred	648	684	256	221	904	905

Dividends Incurred	9	3	—	—	9	3

Statutory Underwriting Income (Loss)	$203	$420	$121	$64	324	484

Increase in Deferred Acquisition Costs					23	56

GAAP Underwriting Income					$347	$540

Ratios After Dividends to Policyholders:

Loss	62.1%	52.3%	48.4%	55.8%	58.7%	53.1%
Expense	27.8	28.2	36.4	35.0	29.8	29.6

Combined	89.9%	80.5%	84.8%	90.8%	88.5%	82.7%

Premiums Written as a % of Total	76.9%	79.3%	23.1%	20.7%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred. Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.